Exhibit 10.3

COHERENT, INC
Notice of Grant of Award	ID: 94-1622541
And Award Agreement	PO Box 54980
5100 Patrick Henry Drive
Santa Clara, CA 95054

XXXXXXXXXXX	Award Number:	XXXXXXXX
XXXXXXXXXXX	Plan:	2001
XXXXXX, XX XXXXX	ID:	XXX

Effective [    ], you have been granted [    ] shares of restricted stock under the Coherent, Inc. Amended 2001 Stock Plan (the “Stock Plan”).  Unless otherwise defined herein, the terms defined in the Stock Plan shall have the same defined meanings in this Notice of Grant and the attached Award Agreement.  Vesting of this Award is subject to the Company meeting or exceeding the performance goals set forth in the achievement matrix approved by the Board of Directors, which you have previously reviewed (the “Achievement Matrix”).

The total value of this award as of the grant date, assuming achievement of all applicable vesting requirements, is $[       ].

Subject to your continuing as a Service Provider through the relevant vesting dates, and subject to the Company equaling or exceeding the performance milestones set forth in the Achievement Matrix, this award will vest in increments up to the following amounts and on the dates shown:

Shares	Full Vest
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

By your signature and the Company’s signature below, you and the Company agree that this award is granted under and governed by the terms and conditions of the Stock Plan, the Award Agreement and the Achievement Matrix.  You agree to accept as final and binding all decisions or interpretations of the Administrator upon any questions relating to the Stock Plan and this Award.

COHERENT, INC.	Date

XXXXXXXXXXXX	Date